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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                            Current Report Pursuant
                        to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)     February 14, 1997
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                           Methode Electronics, Inc.
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            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


          0-2816                                     36-2090085
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  (Commission File Number)            (I.R.S. Employer Identification Number)


7444 W. Wilson Avenue, Harwood Heights, Illinois              60656
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     (Address of Principal Executive Offices)               (Zip Code)


                                (708) 867-9600
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             (Registrant's Telephone Number, Including Area Code)



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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

The press release issued by the Registrant Company on February 17, 1997, is herein incorporated by reference.


                                   EXHIBITS


Exhibit 21 - Methode Electronics, Inc. Press Release Dated February 17, 1997 (Page 3 of 3)


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Methode Electronics, Inc.
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                                             (Registrant)



Date   February 20, 1997          By             Kevin Hayes
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                                       Kevin Hayes, Chief Financial Officer


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